Exhibit 99.1

THIS AGREEMENT, THE OBLIGATIONS SET FORTH HEREIN AND THE LENDER’S RIGHTS AND REMEDIES HEREUNDER ARE SUBORDINATED TO THE SENIOR DEBT AND THE RIGHTS AND REMEDIES OF SENIOR LENDER PURSUANT TO THE TERMS OF A SUBORDINATION AGREEMENT.

LOAN AGREEMENT

THIS LOAN AGREEMENT (this “Agreement”) is made as of February 3, 2015 (the “Closing Date”), by and among TSS, INC., INNOVATIVE POWER SYSTEMS, INC., VTC, L.L.C., VORTECH, L.L.C., TOTAL SITE SOLUTIONS AZ, LLC and ALLETAG BUILDERS, INC., jointly and severally (collectively, the “Borrower”), with an address for purposes of this Agreement of 110 E. Old Settlers Road, Round Rock, Texas 78664, Telephone: (512) 310-1000, Fax: (512) 310-1828, in favor of MHW SPV II, LLC (the “Lender”), with an address for purposes of this Agreement of 150 East 52nd Street, 30th Floor, New York, New York 10022.

RECITALS

A.           The Borrower has requested that Lender provide a multiple advance term loan in the amount of up to Two Million Dollars ($2,000,000) (the “Loan”).

B.           The Lender is willing to provide the Loan on the condition that the Borrower enters into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and of the mutual promises, covenants and agreements of the parties contained in this Agreement, the parties agree as follows:

1.    Definitions; Interpretation.

1.1           Definitions. Capitalized terms not otherwise defined in this Section shall have the meaning set forth or provided for elsewhere in this Agreement. As used in this Agreement, the term:

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in the State of Maryland are authorized or required to close.

“CFC Holding Company” means any Person that (a) is organized in the fifty (50) states comprising the United States of America or the District of Columbia, (b) is an entity disregarded as separate from its owner for federal income tax purposes and (c) owns no material assets other than the capital stock of a “controlled foreign corporation”.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any department, agency or instrumentality thereof.

“Laws” means, collectively, laws, ordinances, statutes, rules, regulations, orders, injunctions, rule of common law, judicial interpretation, writs, or decrees of any Governmental Authority.

“Lien” means any security interest, lien, encumbrance, charge, assignment, reservation of title, trust, financing statement, or any other right whatsoever of a third party in property, whether real or personal, whether such interest is based on the common law, agreement, statute, rule of equity, judgment or other determination of Governmental Authority, or otherwise, and also means any contingent or other agreement to provide any of the foregoing.

“Loan Documents” means this Agreement, any and all promissory notes and any and all other documents, instruments, guarantees, certificates, agreements, loan agreements, security agreements, guaranties, deeds of trust, mortgages, assignments or other contract with or for the benefit of the Lender, or securing or evidencing payment of the Loan and the Obligations.

“Note” means the promissory note described in Section 2 as amended, restated, substituted or replaced from time to time.

“Obligations” means all present and future indebtedness, duties, obligations, and liabilities of the Borrower to the Lender with respect to the Loan in accordance with the terms of the Loan Documents; provided, that, for purposes of the Security Agreement and any grant of a Lien by the Borrower to Lender, the term “Obligations” shall at no time include any obligations or liabilities of Borrower to Lender under or with respect to the Warrant.

“Person” means and includes an individual, a corporation, a partnership, a joint venture, a limited liability company or partnership, a trust, an unincorporated association, a Governmental Authority, or any other organization or entity.

“Purchase Money Debt” means indebtedness, lease obligations, deferred purchase price obligations or other obligations and liabilities of the Borrower for or related to the financing, purchase, lease or rental of equipment, fixed assets, capital assets, software, insurance or other business assets in the ordinary course of Borrower’s business.

“Security Agreement” means that certain Security Agreement dated as of even date herewith executed by the Borrowers in favor of the Lender, as the same may be amended, restated, substituted, replaced or otherwise modified from time to time.

“Senior Debt” means any commercial loans or other commercial credit accommodations provided to the Borrower (or any one or more Borrower) by a Senior Lender from time to time.

“Senior Lender” means the collective reference to Bridge Bank, National Association or any other bank, commercial finance company other financial institution that provides commercial loans in the ordinary course of its business, and all successors and assigns of such Persons.

“Subordination Agreement” means the collective reference to (a) the Subordination Agreement dated as of even date herewith by and among the Borrower, Lender and Bridge Bank, National Association, as the same may be amended, restated, substituted, replaced or otherwise modified from time to time and (b) any other subordination agreement required by a Senior Lender, as the same may be amended, restated, substituted, replaced or otherwise modified from time to time.

“Warrant” means that certain Warrant dated as of even date herewith executed by TSS, Inc. in favor of the Lender, as the same may be amended, restated, substituted, replaced or otherwise modified from time to time.

1.2           Interpretation. The Recitals accurately state the facts, circumstances and intentions of the parties and are hereby incorporated in this Agreement by this reference and made a part hereof. The headings in this Agreement are included in this Agreement for convenience only, shall not constitute a part of this Agreement for any other purpose, and shall not be deemed to affect the meaning or construction of any of the provisions hereof. As used in this Agreement, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require. All terms used in this Agreement which are defined by the Maryland Uniform Commercial Code shall have the same meanings as assigned to them by the Maryland Uniform Commercial Code unless and to the extent varied by this Agreement. References to any one or more of the Loan Documents include the same as amended, restated, modified, substituted, extended and renewed from time to time. Unless expressly otherwise defined, as used in this Agreement and in any financial statement, certificate, report or other document made or delivered pursuant hereto, accounting terms not otherwise defined herein, and accounting terms only partly defined herein, to the extent not defined, shall have the respective meanings given to them under United States generally accepted accounting principles, as consistently applied to the applicable Person.

1.3           Multiple Borrowers. Reference in this Agreement and the other Loan Documents to the “Borrower”, the “Borrowers”, “each Borrower” or otherwise with respect to any one or more of the Borrowers shall mean each and every Person included from time to time in the term “Borrower” and any one or more of the Borrowers, jointly and severally, unless a specific Borrower is expressly identified.

2.    The Loan.

(a)          The Lender hereby agrees to provide the Two Million Dollar ($2,000,000) multiple advance Loan as follows: (i) proceeds of the Loan of not less than Nine Hundred Forty-Five Thousand Dollars ($945,000) (and any such greater amount that Lender and Borrower may agree) shall be disbursed by Lender to Borrower on the Closing Date and (ii) the remainder of the maximum principal amount of Loan (the “Additional Advance Amount”) may be advanced in Lender’s discretion to the Borrower prior to February 23, 2015 (the “Additional Advance Amount Termination Date”). To evidence the Loan and the terms of repayment thereof with interest, the Borrower agrees to execute a Promissory Note dated as of even date herewith.

(b)          At such time as Lender desires to advance all or a portion of the Additional Amount to Borrower, Lender shall so notify the Borrower in writing, which notification shall include (i) the requested amount of such advance and (ii) the requested date of such advance. The Borrower shall have a period of five (5) Business Days to evaluate each such notification by Lender and to decide whether or not to accept such advance in its discretion. In the event that the Borrower does not notify the Lender of its acceptance such advance by the expiration of said five (5) Business Day period, it shall be deemed that the Borrower has refused such request by Lender to make an advance and Lender shall not make such advance.

(c)          The Lender shall make all advances under the Loan by transfer of funds to a deposit account of the Borrower in accordance with Borrower’s directions, or by disbursing such funds directly to the third party payee(s) with respect to the expense for which such request for an advance is being made, or such other manner requested by Borrower, all at the Borrower’s option.

(d)          Prior to the Additional Advance Amount Termination Date, Borrower shall not incur any additional indebtedness for borrowed money or otherwise enter into negotiations for or actively seek additional indebtedness for borrowed money other than Purchase Money Debt or Senior Debt, unless and until the Additional Advance Amount has been fully advanced by the Lender.

3.    Security for the Obligations; Permitted Pari Passu Liens; Dell Releases.

(a)          The Obligations (other than any obligations, liabilities or indebtedness under the Warrant) shall be secured pursuant to the Security Agreement.

(b)          If the entire Additional Advance Amount is not advanced by the Lender prior to the Additional Advance Amount Termination Date, then the Borrower shall have the right to obtain substitute financing for that portion of the Additional Advance Amount not so advanced (such financing, the “Remaining Amount Financing”) that is secured by Permitted Pari Passu Liens on the Collateral. The term “Permitted Pari Passu Liens” means Liens on the Collateral in favor of the providers of the Remaining Amount Financing that rank equal in right and priority to the Lender’s Liens on the Collateral that secure the Obligations. The Lender shall promptly enter into such intercreditor agreements, amendments to the Loan Documents and other documents and agreements requested by the Borrower or providers of the Remaining Amount Financing that memorialize and ensure that the Liens on the Collateral securing the Remaining Amount Financing rank equal in right and priority to the Lender’s Liens securing the Obligations.

(c)          The Lender hereby acknowledges and agrees that the Borrower has entered into certain agreements with Citibank, N.A. (together with its branches, subsidiaries, affiliates and successors and assigns thereof, collectively, “Citibank”), whereby Citibank purchases from Borrower, and Borrower sells to Citibank, certain accounts receivable (the “Dell Receivables”) from Dell Inc. (together with its various subsidiaries and affiliates and successors and assigns thereof, collectively, “Dell”). Lender hereby consents to the sale of the Dell Receivables by Borrower to Citibank, from time to time. Lender hereby agrees that, effective upon the purchase by Citibank of the Dell Receivables, the security interest of Lender in the Dell Receivables is automatically released and Lender hereby agrees to execute any lien release and acknowledgement agreements and similar documents requested by Citibank in connection with such release of Lender’s Liens on the Dell Receivables.

4.    Representations and Warranties. The Borrower represents and warrants to the Lender on the date of this Agreement, and shall be deemed to represent and warrant to the Lender at the time each request for an advance under the Loan is submitted and again at the time any advance is made under the Loans, as follows:

4.1           Borrower is in good standing in the state of its incorporation or formation and is qualified in each other state in which the Borrower does business and where failure to so qualify would reasonably be expected to have material adverse effect on the Borrower. The Borrower has full power and authority to borrow the proceeds of the Loan, to execute and deliver the Loan Documents, and to incur and perform the Obligations provided for therein, all of which have been duly authorized by all proper and necessary action of the appropriate governing body the Borrower.

4.2           This Agreement and the other Loan Documents executed and delivered by the Borrower have been properly executed and delivered and constitute the valid and legally binding obligations of the Borrower and are enforceable against the Borrower in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and other Laws of general application affecting the rights and remedies of creditors and secured parties, and general principles of equity regardless of whether applied in a proceeding in equity or at law.

4.3           There is no litigation, other proceeding or inquiry involving the Borrower pending or, to the knowledge of the Borrower, threatened before any Governmental Authority that would reasonably be expected to have a material adverse effect on the Borrower.

4.4           There exists no Event of Default.

5.    Covenants.

5.1           The Borrower shall maintain its organizational existence in good standing and shall be qualified to do business in each jurisdiction where failure to so qualify would reasonably be expected to have a material adverse effect on the Borrower.

5.2           The Borrower shall pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or any of its income or properties to the extent that failure to do so would reasonably be expected to have a material adverse effect on the Borrower; provided, however, the Borrower shall not be required to pay any such tax, assessment, charge, levy or claim if Borrower is the contesting the same in good faith and by proper proceedings.

5.3           The Borrower agrees to notify the Lender promptly of any condition or event that would reasonably be expected to have a material adverse effect on the Borrower.

6.    Default. The Borrower shall be in default under this Agreement and under each of the other Loan Documents upon the occurrence of any one or more of the following (each an “Event of Default”): (a) there occurs any failure to pay any amounts when due under the Loans or the other Obligations within ten (10) Business Days of the date when due; or (b) any representation or warranty made in this Agreement or any of the other Loan Documents, shall prove to have been false or misleading when made in any material respect; or (c) the Borrower fails to timely and properly observe, keep or perform, any term, covenant, agreement or condition in this Agreement or in any of the other Loan Documents, which failure is not cured within thirty (30) Business Days from notice by Lender of such failure; or (d) the Borrower suspends or terminates its business operations or liquidates, dissolves or terminates its existence (other than with respect to a Borrower that is not an operating entity and owns no material assets and other than with respect to transactions where a Borrower is merged into or its assets are distributed or otherwise transferred to another Borrower); or (e) the Borrower (i) admits in writing its inability generally to pay its debts as they mature or shall make any assignment for the benefit of any of its creditors or (ii) is the subject of federal or state bankruptcy, insolvency, receivership or trustee proceedings; provided, that, it shall not be an Event of Default under this clause (ii) if any involuntary proceeding is commenced against Borrower that is dismissed or stayed within ninety (90) days after the filing of the proceeding (any Event of Default under this clause (e) being sometimes referred to as an “Insolvency Default”).

7.    Remedies. During the continuance of an Event of Default, the Lender may, in the exercise of its discretion, declare all the rest or any portion of the Note and all other Obligations remaining unpaid, whether due or not, immediately due and payable exercise its rights and remedies under applicable Laws and as otherwise set forth in the Loan Documents.

8.    Other Agreements.

8.1           All notices, requests or demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing, hand delivered, sent by nationally recognized overnight courier or mailed, addressed to the Lender and to the Borrower, at the addresses set forth in the initial paragraph to this Agreement, or to such other address as any party may designate by written notice to the other party. Each such notice, request and demand shall be deemed given or made as follows: (i) if sent by hand delivery or by nationally recognized overnight courier service, upon delivery; or (ii) if sent by mail, upon the earlier of the date of receipt or three (3) days after deposit in the U. S. Mail, first class postage prepaid.

8.2           The rights, powers and remedies provided in this Agreement and the other Loan Documents are cumulative, may be exercised concurrently or separately, may be exercised from time to time and in such order as the Lender shall determine, and are in addition to, and not exclusive of, rights, powers and remedies provided by applicable Laws.

8.3           This Agreement shall be binding upon and inure to the benefit of the parties and of their respective successors and assigns.

8.4           This Agreement shall be governed by and construed in accordance with the Laws of the State of Maryland.

8.5           In the event any provision of this Agreement shall be determined to be invalid or unenforceable by any court of competent jurisdiction, the remaining provisions hereof shall nevertheless continue in full force and effect.

8.6           This Agreement may be modified, changed or amended only in writing executed by the parties.

8.7           In case one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any Laws, the validity, legality and enforceability of the remaining provisions contained herein shall remain effective and binding on the parties hereto and shall not be affected or impaired thereby.

8.8           THE BORROWER AND THE LENDER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE BORROWER AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO THIS AGREEMENT AND/OR ANY OF THE OTHER LOAN DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT. THIS WAIVER IS KNOWINGLY, WILLINGLY, AND VOLUNTARILY MADE BY THE BORROWER AND THE LENDER, AND EACH HEREBY REPRESENTS TO THE OTHER THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. EACH OF THE BORROWER AND THE LENDER HEREBY FURTHER REPRESENT TO THE OTHER THAT IT HAS HAD THE OPPORTUNITY TO BE REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

8.9           Each Borrower shall be liable jointly and severally liable for all amounts due to the Lender under this Agreement and the other Loan Documents, regardless of which Borrower actually receives the proceeds of the Loans or other extensions of credit under the Obligations, the amount of such proceeds received or the manner in which the Lender accounts for such proceeds or extensions of credit on its books and records. Each Borrower’s Obligations with respect to proceeds of the Loans paid to it, and the Borrower’s Obligations arising as a result of the joint and several liability of the Borrower under this Agreement and under the other Loan Documents, with respect to proceeds of the Loans paid to the other Borrower hereunder, shall be separate and distinct obligations, but all such Obligations shall be primary obligations of the Borrower.

8.10         At any time any Borrower is a CFC Holding Company, (a) such Borrower shall be automatically released as a party to and from its obligations and liabilities under this Agreement and the other Loan Documents and (b) all of Lender’s Liens with respect to the assets and properties of such CFC Holding Company shall be automatically be released and terminated and Lender shall promptly file such releases and terminations that such CFC Holding Company may reasonably require.

8.11         Lender agrees that non-public information regarding the Borrowers, their operations, assets, owners, employees, affiliates, pricing, customer lists, and existing and contemplated business plans (collectively, the “Confidential Information”) shall be treated by Lender in a confidential manner, and shall not be disclosed by Lender to Persons who are not parties to this Agreement, except: (i) to attorneys for and other advisors, accountants, auditors, and consultants to Lender on a “need to know” basis in connection with this Agreement and the transactions contemplated hereby and on a confidential basis, (ii) as may be required by statute, decision, or judicial or administrative order, rule, or regulation; provided, that, prior to any disclosure this clause, the disclosing party agrees to provide Borrower with prior notice thereof, to the extent that the disclosing party is permitted to provide such prior notice to Borrower pursuant to the policies of such regulatory authority or terms of the applicable statute, decision, or judicial or administrative order, rule, or regulation, (iii) as requested or required by any Governmental Authority pursuant to any subpoena or other legal process; provided, that, (A) prior to any disclosure under this clause (iii) the disclosing party agrees to provide Borrower with prior written notice thereof, to the extent that the disclosing party is permitted to provide such prior written notice to Borrower pursuant to the terms of the subpoena or other legal process, (iv) as to any such information that is or becomes generally available to the public (other than as a result of prohibited disclosure by Lender), (v) in connection with any litigation or other adversary proceeding involving parties hereto which such litigation or adversary proceeding involves claims related to the rights or duties of such parties under this Agreement and the other Loan Documents; provided, that, prior to any disclosure to any Person under this clause (v) with respect to litigation involving any Person, the disclosing party agrees to provide Borrower with prior written notice thereof, and (vi) in connection with, and to the extent reasonably necessary for, the exercise of any secured creditor remedy under this Agreement or under any other Loan Document.

8.12         This Agreement, the other Loan Documents, the Obligations and all Liens securing the Obligations are subordinated to the Senior Debt pursuant to the terms of the Subordination Agreement. The Lender hereby agrees to promptly execute and deliver a Subordination Agreement with each Senior Lender upon the request of a Senior Lender.

[Signatures Follow on Next Page]

BORROWER’S SIGNATURE PAGE TO LOAN AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the day and year first above written.

BORROWER:

TSS, INC.

By:	/s/ Anthony Angelini
Name: Anthony Angelini
Title: Chief Executive Officer and President

INNOVATIVE POWER SYSTEMS, INC.

By:	/s/ Anthony Angelini
Name: Anthony Angelini
Title: President

VTC, L.L.C.

By:	/s/ Anthony Angelini
Name: Anthony Angelini
Title: Chief Executive Officer

VORTECH, L.L.C.

By:	/s/ Anthony Angelini
Name: Anthony Angelini
Title: Chairman

TOTAL SITE SOLUTIONS AZ, LLC

By:	/s/ Anthony Angelini
Name: Anthony Angelini
Title: Manager

ALLETAG BUILDERS, INC.

By:	/s/ Anthony Angelini
Name: Anthony Angelini
Title: President

LENDER’S SIGNATURE PAGE TO LOAN AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the day and year first above written.

LENDER:

MHW SPV II, LLC

By:	/s/ Peter H. Woodward
Name: Peter H. Woodward
Title: Managing Member